SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  December 31, 1996


                      MAGICWORKS ENTERTAINMENT INCORPORATED
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        2-96614-D                                    87-0425513
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(Commission File Number)                  (IRS Employer Identification No.)


         930 WASHINGTON AVENUE, 5TH FLOOR
               MIAMI BEACH, FLORIDA                             33139
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (305) 532-1566


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          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On December 31, 1996, Magicworks Entertainment Incorporated, a Delaware corporation (the "Registrant"), acquired all of the outstanding capital stock of Space Agency Inc., a Utah corporation ("Space Agency"), pursuant to the merger (the "Merger") of Space Agency with and into Magicspace Corporation ("Magicspace"), a newly-formed, wholly-owned subsidiary of the Registrant. The Merger was consummated pursuant to that certain Agreement and Plan of Merger dated December 31, 1996 (the "Merger Agreement") among the Registrant, Magicspace, Space Agency and all of the stockholders of Space Agency (the "Space Agency Stockholders"). A copy of the Merger Agreement is being filed as Exhibit
2.1 hereto. Magicspace was the surviving corporation in the Merger. Pursuant to the Merger, each share of Space Agency common stock, par value $.50 per share, was converted into the right to receive 118.81108 shares of common stock, $.001 par value ("Common Stock"), of the Registrant rounded to the nearest whole number, resulting in the issuance of 1,320,001 shares of Common Stock to the Space Agency Stockholders. As a result of the Merger, Space Agency became a wholly-owned subsidiary of the Registrant. The number of shares issued by the Registrant to the Space Agency Stockholders in the Merger was determined by negotiation among the Registrant, Space Agency and the Space Agency Stockholders.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)   Financial statements

             It is currently impracticable to provide the financial statements required pursuant to Rule 3.05(b) of Regulation S-X prior to the due date of this Report. This Report will be amended within 60 days of the date this Report is filed to include such financial statements.

       (b)   Pro forma financial information

             It is currently impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X prior to the due date of this Report. This Report will be amended within 60 days of the date this Report is filed to include such pro forma financial information.

       (c)   Exhibits.

       2.1 Agreement and Plan of Merger, dated December 31, 1996, by and among the Registrant, Magicspace, Space Agency and the Space Agency Stockholders

       2.2 Plan and Articles of Merger of Space Agency with and into Magicspace, as filed with the Secretary of State of the State of Florida

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MAGICWORKS ENTERTAINMENT
                                       INCORPORATED



Dated: January __, 1997                By:/s/ Brad Krassner
                                          -----------------------------------
                                           Brad Krassner, Co-Chairman of the
                                           Board of Directors and Chief
                                           Executive Officer